CRM MID CAP VALUE FUND
OF THE CRM MUTUAL FUND TRUST
Institutional and Investor Shares

Supplement Dated February 16, 2006 to Prospectus dated October 28, 2005
Closing of the CRM Mid Cap Value Fund to New Investors
      The investment adviser of the CRM Mid Cap Value Fund (the “Fund”), Cramer Rosenthal McGlynn, LLC (“the Adviser”), monitors the total assets of the Fund and has recommended that the Fund be closed to new investors due to concerns that further increases in the asset size of the Fund may adversely affect the Fund’s ability to achieve its investment objective. Accordingly, the Adviser recommended to the Board of Trustees of the CRM Mutual Fund Trust (the “Trust”) that the Fund be closed to new investors. The Board approved this recommendation. Effective as of the close of business on February 28, 2006, the Fund will be closed to new investors and shares of the Fund will only be offered to:

(i)	persons who hold shares of the Fund directly or through accounts maintained by brokers pursuant to special arrangements with the Adviser;

(ii)	persons who are advisory clients of the Adviser;

(iii)	persons who are clients of consultants/intermediaries designated by the Adviser; and

(iv)	trustees, directors, officers and employees of the Adviser, and their respective spouses, parents and children.
      New account purchase orders will not be accepted after February 28, 2006 unless such purchase orders were postmarked on or before such date. Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder has elected otherwise.